UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2012

TEMPUR-PEDIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

    Commencing on July 30, 2012, Tempur-Pedic International Inc. (the “Company”) is participating in the Las Vegas Market 2012 Furniture Show, and announced the following initiatives:

    1. New U.S. Product Introductions

•	TEMPUR-Cloud® Supreme Breeze
•	TEMPUR-Rhapsody™ Breeze
•	TEMPUR-Weightless™ Select
•	TEMPUR-Weightless™ Supreme
•	TEMPUR-Cloud® Select
•	TEMPUR-Ergo™ Premier

    2. Plans to discontinue and close-out the TEMPUR-Cloud®, TEMPUR-Contour™ and TEMPUR Advanced Ergo System TM.

    3. Plans to implement reductions to the wholesale mattress prices available to our U.S. retailers for certain models on select sizes.

    4. Plans to implement reductions on the Company's manufacturer's suggested retail prices on certain U.S. mattress products.

    5. Extension of its warranty on all U.S. mattresses to 25 years for sales that occurred on or after June 1, 2012.

    The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempur-Pedic International Inc.

Date: July 30, 2012	By:	/s/ DALE E. WILLIAMS
Dale E. Williams
Executive Vice President & Chief Financial Officer